January 2006
January 2006
1099 18th
Street, Suite 2300    Denver, Colorado 80202 303.293.9100, fax 303.291.0420    www.billbarrettcorp.com NYSE: BBG
Fred Barrett, President and Chief Operating Officer Fred Barrett, President and Chief Operating Officer
Exhibit 99.2

Except
Except
for
for
the
the
historical
historical
information
information
contained
contained
herein,
herein,
the
the
matters
matters
discussed
discussed
in
in
this
this
presentation
presentation
are
are
forward-looking
forward-looking
statements.
statements.
These
These
forward-looking
forward-looking
statements
statements
reflect
reflect
our
our
current
current
views
views
with
with
respect
respect
to
to
future
future
events,
events,
based
based
on
on
what
what
we
we
believe
believe
are
are
reasonable
reasonable
assumptions.
assumptions.
These
These
statements,
statements,
however,
however,
are
are
subject
subject
to
to
risks
risks
and
and
uncertainties
uncertainties
that
that
could
could
cause
cause
actual
actual
results
results
to
to
differ
differ
materially
materially
including,
including,
among
among
other
other
things,
things,
exploration
exploration
results,
results,
market
market
conditions,
conditions,
oil
oil
and
and
gas
gas
price
price
levels
levels
and
and
volatility,
volatility,
the
the
availability
availability
and
and
cost
cost
of
of
services,
services,
and
and
drilling
drilling
rigs,
rigs,
the
the
ability
ability
to
to
obtain
obtain
industry
industry
partners
partners
to
to
jointly
jointly
explore
explore
certain
certain
prospects,
prospects,
uncertainties
uncertainties
inherent
inherent
in
in
oil
oil
and
and
gas
gas
production
production
operations
operations
and
and
estimating
estimating
reserves,
reserves,
unexpected
unexpected
future
future
capital
capital
expenditures,
expenditures,
competition,
competition,
the
the
success
success
of
of
our
our
risk
risk
management
management
activities,
activities,
governmental
governmental
regulations
regulations
and
and
other
other
factors
factors
discussed
discussed
in
in
our
our
definitive
definitive
prospectus
prospectus
dated
dated
August
August
17,
17,
2005
2005
filed
filed
with
with
the
the
Securities
Securities
and
and
Exchange
Exchange
Commission
Commission
(SEC).
(SEC).
We
We
refer
refer
you
you
to
to
the
the
“Cautionary
“Cautionary
Note
Note
Regarding
Regarding
Forward-Looking
Forward-Looking
Statements”
Statements”
section
section
of
of
that
that
filing.
filing.
Forward-Looking Statements
Forward-Looking Statements

1/15/2006 2:24 AM
Pure Rockies oil and gas exploration and production company
Pure Rockies oil and gas exploration and production company
Time-Honored Strategy
Time-Honored Strategy
Proven, experienced Rocky Mountain management team
Proven, experienced Rocky Mountain management team
and technical staff
and technical staff
Develop extensive multi-year development drilling inventory
Develop extensive multi-year development drilling inventory
Exposure to multiple high impact, high return exploration plays
Exposure to multiple high impact, high return exploration plays
Heavily weighted towards unconventional projects
Heavily weighted towards unconventional projects
Solid record of development growth and exploration discoveries
Solid record of development growth and exploration discoveries
Strong balance sheet positioned for growth
Strong balance sheet positioned for growth
Key Highlights
Key Highlights

1/15/2006 4:31 AM
Exploration
•
23 exploration projects
•
70% unconventional
•
Over 10 Tcfe unrisked potential
•
Over 1,200,000 net
undeveloped acres – Dec 31, ‘05
Extensive Development / Exploration Inventory
Extensive Development / Exploration Inventory
Development
•
341 Bcfe YE ‘05 Proved Reserves
•
140 MMcfe/d Net Production,
December 05
•
1.1 Tcfe P3 reserves YE ‘05
•
Approximately 2,700 unrisked
locations YE ‘05
•
Eight year drilling inventory
•
$310-320 million 2005 capex
•
Up to $350 million 2006 capex
Denver, CO
Big Horn
Basin
Powder
River
Basin
Green
River
Basin
Piceance
Basin
Paradox
Basin
Williston Basin
DJ Basin
Wind River
Basin
CBM
Gibson Gulch
Nameless/
Indian Hills/
Harding
Uinta Basin
Hill
Creek
Waltman Arch
W. Tavaputs
Target/Red Bank
Lake Canyon,
Brundage
Canyon
Hingeline
Antelope
Hollow
Hook, Woodside
Talon,
East Madden
Big Horn
Montana
Overthrust
(Circus)
CBM Wyodak,
Big George
Red Water
Red Bank Extension
Grand River
Mondak
Hebron
Tri-State
Pine Ridge
Yellow Jacket
Cedar Camp,
Tumbleweed
Gas Prone Area
Oil Prone Area
Development Project
Exploration Project

1/15/2006 4:31 AM
Mondak
•
McKenzie Fed. #11-31
•
Bakken
•
IP 231 Bopd
Antelope
Hollow
2005 Exploration –
2005 Exploration –
Multiple Discoveries
Multiple Discoveries
2005 Summary 2005 Summary
•
•
25 exploration wells 25 exploration wells
•
•
Nine project areas, five basins Nine project areas, five basins
•
•
Two high profile discoveries Two high profile discoveries
•
•
Four potential discoveries Four potential discoveries
Denver, CO
Big Horn
Basin
Powder River
Basin
Green
River
Basin
Piceance
Basin
Paradox
Basin
Williston Basin
DJ Basin
Wind River
Basin
W. Tavaputs
Deep Discovery
Peter’s Point #6-7
• IP: 11.4 MMcfe/d
Lake Canyon
•
1 deep
•
2 shallow
Grand River
Nygaard #41-32
•
Red River B
•
Testing
Tri-State
Helman #8-24, Helman #12-24
•
2 Niobrara tests
•
40-170 Mcfe/d
•
Drilled 5 additional wells Q4 ’05
•
Building facilities to connect to
sales line
Cedar Camp
•
2 wells WOPL
•
1 dry hole
Gas Prone Area
Oil Prone Area
Key Discovery and/or
Established Production
Dry Hole
Waiting on Pipeline (WOPL) or
Waiting on Completion (WOC)
Drilling
Development Area
Uinta
Basin
Waltman
Deep Discovery
Bullfrog #14-18
•
IP: 20 MMcfe/d, WI: 94%
CG#1-29
•
IP: 19 MMcfe/d, WI: 70%
Red Bank Extension
Tri-C Sigma Lee
•
WI: 6.5%
•
4000’ Bakken lateral
•
Tested @ 125 Bopd
Indian Hills East
•
Ratcliffe
•
Testing
Red Water
McCrea #11-27H
•
Bakken
•
Testing
Gibson Gulch
CBM
Target
Red Bank
Talon/East Madden
•
9 Ft. Union/Lance producers
•
Marginal, wide-spread
•
Technology needed
Total Exploration Portfolio Exploration Portfolio
•
•
23 projects areas, 10 basins 23 projects areas, 10 basins
•
•
Over 10 Tcfe unrisked potential Over 10 Tcfe unrisked potential
•
•
Over 1,200,000 net Over 1,200,000 net
undeveloped acres –
Dec 31, ‘05
Hill Creek

1/16/2006 2:45 PM
2006 Exploration –
2006 Exploration –
Extensive Exposure
Extensive Exposure
Denver, CO
Big Horn
Basin
Powder River
Basin
Green
River
Basin
Piceance
Basin
Paradox
Basin
Williston Basin
DJ Basin
Wind River
Basin
Lake Canyon
•
2 deep
•
4 shallow
Grand River
•
1 Red River
Tri-State
•
6 Niobrara
•
2 Pennsylvanian
•
3-D seismic
•
20-40 additional wells
Hook/Woodside
•
2 Ferron
•
1 Pennsylvanian Test
Uinta
Basin
Waltman/Cooper/
Wallace Creek
•
3 deep, 1 deep contingency
•
2 CBM pilots
•
3-D seismic
Red Bank Extension
•
2 Ratcliffe
Circus
•
2 Mississippian
•
3-D seismic
Hebron
• 1 Bakken
Indian Hills West
•
1 Ratcliffe
Big Horn
•
1 Mesaverde
recompletion
•
3-D seismic
Talon
•
1 Ft. Union
Big Hollow
• 1 Ferron/Navajo
W. Tavaputs
•
2 deep
•
3 deep contingency
Pine Ridge
•
3-D seismic
Yellowjacket
•
4 Gothic shale gas
Gibson
Gulch
Target/Red Bank
2006 Exploration Activity
•
38+ exploration wells
•
18 project areas, nine basins
and the Rockies overthrust
Total Exploration Portfolio
•
23 projects areas, 10 basins
•
Over 10 Tcfe unrisked potential
•
Over 1,200,000 net
undeveloped acres –
Dec 31, ‘05
Gas Prone Area
Oil Prone Area
2005 Discovery and/or
Established Production
Dry Hole
2006  Exploration Project
Planned Drilling
Development Area
CBM
Mondak
• 1 Bakken
Hill Creek
Tumbleweed

7 1/15/2006 3:35 AM Southern Division Update Southern Division Update

1/15/2006 2:05 AM
SCALE:
1 Township
= 36 sq mi
Rifle, CO
Piceance Basin
Piceance Basin
Basin
Basin
Centered Gas Project
Centered Gas Project
BBC Acreage
Gas Producing
Area
Pipeline
Gibson Gulch
COLORADO
Piceance
Basin
Rulison
Rulison
275 Bcfe 275 Bcfe
150 MMcfe/d 150 MMcfe/d
Mamm Creek
Mamm Creek
259 Bcfe 259 Bcfe
271 MMcfe/d 271 MMcfe/d
Divide Creek
Divide Creek
65 Bcfe 65 Bcfe
2 MMcfe/d 2 MMcfe/d
Parachute
Parachute
139 Bcfe 139 Bcfe
100 MMcfe/d 100 MMcfe/d
Grand Valley
Grand Valley
233 Bcfe 233 Bcfe
143 MMcfe/d 143 MMcfe/d

1/15/2006 2:00 AM
Generalized Mesaverde Section
Generalized Mesaverde Section
Rulison Field
Rulison Field
Gas Bearing
Gas Bearing
Sequence
Sequence
(1700’
(1700’
-
-
2400’)
2400’)
Gas Bearing
Gas Bearing
Sandstones
Sandstones
Corcoran 120’
Cozzette 300’
Rollins 350’
Cameo 850’
Depth Range
8200’ - 8700’
Gas Transition
Gas Transition
Zone
Zone

1/15/2006 2:15 AM
Silt
Shooting 3-D Seismic - 25 sq mi
Gibson Gulch Unit
Mamm Creek
Mamm Creek
259 Bcfe 259 Bcfe
271 MMcfe/d 271 MMcfe/d
Scale:
640 ac
= 1 Mile
(with 10 ac
grid)
•
BBC - Operator
•
25-100% WI, 99% Avg.
•
20,975 Gross / 16,212 Net Acres (12-31-05)
•
115 Bcfe YE ‘05 Proved Reserves
•
4 Active Rigs
•
26 MMcfe/d Net Production, December 2005
•
$126 MM 2006 Capex (81+ wells)
•
Seven Year Drilling Inventory Based on 20-acre Well Density,
10-acre Density Being Evaluated
•
Unconventional Basin Centered Tight Mesaverde Gas Sand
COLORADO
Piceance
Basin
Gas Well
Pipelines
Mesaverde Structure
BBC Acreage
2005 Producing
Completing
WOCT
2006 Location
Piceance Basin -
Piceance Basin -
Gibson Gulch
Gibson Gulch
Colorado
Colorado

1/15/2006 2:19 AM
San Arroyo
381 Bcfe
Monument Butte
289 Bcfe
Natural Butte
2 Tcfe
Altamont/Bluebell
3.1 Tcfe
Drunkards
Wash
278 Bcfe
West Tavaputs
Garmesa
Lake Canyon
Price, UT
Hill Creek
Tumbleweed
Cedar Camp
Brundage Canyon
Roosevelt, UT
•
$100 MM 2006 Capex (30+ wells, 1 recompletion)
•
40 MMcfe/d Net Production, December 2005
UTAH
Uinta
Basin
SCALE
1 Township
= 36 sq mi
Uinta Basin
Uinta Basin
3-D Seismic Survey
•
267,536 Net Undeveloped Acres (12-31-05)
•
83 Bcfe YE ’05 Proved Reserves

1/15/2006 2:34 AM
West Tavaputs Project -
West Tavaputs Project -
Uinta Basin, Utah
Uinta Basin, Utah
Shallow -
Shallow -
Wasatch/North Horn/Price River/Blackhawk
Wasatch/North Horn/Price River/Blackhawk
Scale: 640 ac = 1 Mile
(with 40 ac grid)
UTAH
Uinta
Basin
Questar interconnect
Compressor
site
Shallow
3-D
Four-way
Closure
•
$68 MM 2006 Capex (22+ wells)
•
Conventional Structural Type Trap
•
52 mi. 2-D, 82 sq. mi. 3-D Seismic
•
Rough Topography (canyon)
•
BBC - Operator
•
46,774 Gross, 43,194 Net Acres (12-31-05)
•
100% WI; NRI 83%
•
26 MMcfe/d Net Production, December 2005
•
71 Bcfe YE ’05 Proved Reserves
BBC Acreage
Seismic Option Acreage
Gas Well (Wasatch, North
Horn, Price River)
2005 Gas Well
(same formations)
Potential 160-acre Location
2006 Location
2006 Winter Drilling Location
Dry with Oil and Gas Show
Dry with Oil Show
Existing Pipeline
Proposed Pipeline
Eight winter drilling locations
Subject to approval

1/15/2006 2:58 AM
West Tavaputs Project -
West Tavaputs Project -
Uinta Basin, Utah
Uinta Basin, Utah
Questar interconnect
Compressor
site
•
$22 MM 2006 Capex (2+ Wells)
•
Conventional Structural Type Trap
•
52 mi. 2-D, 82 sq. mi. 3-D Seismic
•
Rough Topography (canyon)
•
BBC - Operator
•
46,774 Gross, 43,194 Net Acres (12-31-05)
•
100% WI; 83% NRI
•
9 MMcfe/d Net Production, December 2005
Scale: 640 ac = 1 Mile
(with 40 ac grid)
Deep Well
(1967)
Peters Point #6-7
Deep Discovery
IP: 11.4 MMcfe/d
100% WI, TD 15,349’
Dakota, Jurassic Entrada
and Navajo
Area of
Jurassic 3-D
Four-way
Closure
Getty Deep Well (1980)
Tested: Dakota 315 Mcf
Entrada 1,800 Mcf
Area of
Dakota
Potential
UTAH
Uinta
Basin
Ultra-Deep
Mississippian
Test
Deep -
Deep -
Upper Cretaceous Dakota/Jurassic Entrada, Navajo
Upper Cretaceous Dakota/Jurassic Entrada, Navajo
Ultra-Deep
Ultra-Deep
-
-
Mississippian
Mississippian
BBC Acreage
Seismic Option Acreage
Gas Well
Dry with Gas Show
Potential 2006 Deep Location
Future Potential Deep Location
Existing Pipelines

1/15/2006 2:59 AM
Hook and Woodside Prospects
UTAH
Uinta
Basin
Uinta Basin, Utah
Uinta Basin, Utah
West Tavaputs
Development
Project
Woodside Dome
17,625 Net Undeveloped Acres
Structural Four-way Closure
150-200 Bcfe Unrisked Potential
Dakota
Outcrop
SCALE
1 Township
= 36 sq mi
Hook
43,659 Net Undeveloped Acres
Fractured Cretaceous Shale Gas
150-200 Bcfe Unrisked Potential
BBC Acreage
Gas Fields
Outcrop
Drunkards
Wash
278 Bcfe
Price, UT
Peters Point #6-7
Deep Discovery
IP: 11.4 MMcfe/d
Hook
•
Potential Pay Zones: Ferron Shale 1,000’- 4,000’,
•
3 Vertical Tests Planned Q4 2006
Woodside
•
Potential Pay Zones:  Pennsylvanian/
Paradox Sands
±
6,500’
•
1 Vertical Test Planned – Q4 2006

1/15/2006 4:31 AM
SCALE
1 Township
= 36 sq mi
Key Mesaverde well
#14-1 Marsing (1975)
Altamont/Bluebell
Duchesne
BBC Acreage
Mesaverde Penetration
Oil Producer
Pipeline
Fault
Temporarily
Abandoned
50 sq mi
3-D seismic survey
processing
#1 DLB
TD 14,325’
75% WI
testing
Shallow
Green River wells testing
18.75% WI
Lake Canyon / Brundage Canyon Exploration Project
Lake Canyon / Brundage Canyon Exploration Project
Uinta Basin,
Uinta Basin, Utah
•
BBC - Operator, all wells below 6,000’
•
229,421 Gross, 157,343 Net Acres (12-31-05)
•
56.25-
75% WI (Wasatch- Mesaverde),
18.75-
25% WI (Green River); 80% Avg
NRI
•
$10 MM 2006 Capex (2 Deep Wells,
4 Shallow Wells)
Constructing
pipeline
•
Potential Pay Zones: Green River 4,000’-5,000’,
Mesaverde and Blackhawk Tight Gas Zones
9,000’-15,000’
•
Conventional Green River Oil and Unconventional
Basin Centered Tight Gas Sandstone Type Traps
•
Multiple Tcfe Unrisked Target Size
UTAH
Uinta
Basin

1/15/2006 2:57 AM
Yellowjacket Prospect
Yellowjacket Prospect
Paradox Basin, Colorado
Paradox Basin, Colorado
BBC Acreage
Gas Well
Oil Well
Pipeline
Potential
High Graded
Shale Gas Area
UTAH
COLORADO
Paradox
Basin
•
BBC - Operator
•
86,570 Gross, 58,426 Net Acres (12-31-05)
•
100% WI; 83% Avg. NRI
•
4 Exploratory Wells Q4 2006
•
Potential Pay Zone: Gothic Shale, 5,500’-7,500’;
- Shale thickness: 100-150’
•
Multiple Gas Shows
•
Unconventional Fractured Gothic Shale Type Trap
•
600-700 Bcfe Unrisked Potential
SCALE
1 Township
= 36 sq mi

1/15/2006 4:31 AM
Tri-State
Tri-State
DJ Basin, Kansas, Colorado and Nebraska
DJ Basin, Kansas, Colorado and Nebraska
BBC Acreage
Oil Field
Gas Field
•
Berry Petroleum - Operator
•
387,522 Gross, 186,142 Net Undeveloped Acres (12-
31-05)
•
50% WI; 85% Avg. NRI
•
$8 MM 2006 Capex (48 wells)
•
300-400 Bcfe Net Unrisked Upside (50% WI)
•
Potential
Pay Zones: Niobrara ± 2,500’ Gas
Permian/Pennsylvanian ± 5,500’ Oil
•
Conventional Structural Trap Type
•
1,502 miles 2-D Seismic; 24 sq. miles Prairie Star 3-D
•
144 sq. miles 3-D Seismic 2006
•
Building facilities to bring on line to sales
WY
CO
KS
NE
DJ
Basin
Tri-State
Project
Exploration Exploration
Fairway Fairway
Beecher
Island
EUR: 130 Bcfe
Niobrara
Celia
2,613 MBbls
Pennsylvanian
Goodland
EUR: 13 Bcfe
Niobrara
Bonny
EUR: 79 Bcfe
Niobrara
Republican
EUR: 87 Bcfe
Niobrara
Cahoj
8,878 MBbls
Pennsylvanian
Cherry Creek
EUR: 15 Bcfe
Niobrara
Goodland
N E
Burlington
K S
C O
SCALE
1 Township
= 36 sq mi
St. Francis
Prairie Star 3-D outline
Planned
2006
3-D seismic areas
Vertical well 40 Mcf/d (test)
Horizontal well 125 Mcf/d (test)
Five Niobrara wells
waiting on completion

18 1/15/2006 2:57 AM Northern Division Update Northern Division Update

1/15/2006 4:50 AM
Wind River Basin
Wind River Basin
Cave Gulch Cave Gulch
Cooper Reservoir Cooper Reservoir
Wallace Creek
Pommard Pommard
Madden
3+ Tcfe
Frenchie Draw
100+ Bcfe
WALTMAN
WALTMAN
ARCH 3-D
ARCH 3-D
SCALE:
1 Township
36 sq mi
EAST
EAST
MADDEN
MADDEN
3-D
3-D
Basin  - Centered
•
160,717 Net Undeveloped Acres (12-31-05)
•
86 Bcfe YE ’05 Proved Reserves
•
$48 MM 2006 Capex (6+ wells, 2 recompletions)
•
45 MMcfe/d Net Production, December 2005
Windjammer Windjammer
Stone Cabin Stone Cabin
WYOMING
Wind River Basin
BBC Acreage
Gas Field
Faults
TALON
TALON

1/15/2006 2:58 AM
Cave Gulch – Waltman – Cooper Reservoir Fields
Waltman Arch, Wind River Basin, Wyoming
SCALE
640 ac =
1 Sq Mile
Cave Gulch #1-29
Recompletion
Muddy IP:
19 MMcfe/d (gross)
70% WI
EUR:  28 Bcfe
Frontier pay
behind pipe
•
BBC - Operator
•
27,355 Gross, 21,136 Net
Undeveloped Acres (12-31-05)
•
54 - 100% Working Interest
•
$41 MM 2006 Capex
(5+ wells, 2 recompletions)
•
42 MMcfe/d Net Production,
December ‘05
•
71 Bcfe YE ’05 Proved Reserves
•
Potential Pay Zones:
Shallow: Lance, Ft. Union
Deep: Frontier, Muddy, Lakota
Cave Gulch #5-30
Waiting on Muddy
Recompletion
91% WI
Cooper Deep #1
Muddy test
projected TD 16,500’
50% WI
WYOMING
Wind River Basin
Cave Gulch
Field
Waltman
Field
Cooper
Reservoir
Field
Bullfrog #14-18
19,400’ Test
Muddy IP:
20 MMcfe/d (gross)
94% WI
Lakota/Frontier
pay behind pipe
Shriner #43-20
Proposed 18,500’
Frontier test
70% WI
Bullfrog #33-19
PTD 19,800’, Drilling
93% WI
BBC Acreage
2006 Location
Potential Future Deep Location
Historical Deep Producers
Deep Gas Show Well
Deep Structural Axes
Gas Productive Area

1/15/2006 4:14 AM
Eastern Wind River -
Eastern Wind River -
Basin Centered Gas Projects
Basin Centered Gas Projects
Madden
3+ Tcfe
Frenchie Draw
100+ Bcfe
EAST
MADDEN
3-D
Hitchcock
Draw
TD 16,600’
244 Mcf/d
Lance
Yates Mahoney Unit
44-100%  WI
Yates Riverbank Unit
44%  WI
TALON
TALON
37.5% WI
•
BBC - Operator
•
233,041 Gross, 87,708 Net Acres (12-31- 05)
WYOMING
Wind River Basin
Talon and East Madden, Wyoming
Talon and East Madden, Wyoming
BBC Acreage
Gas Well
2006 Location
BBC Talon Unit
44-64% WI
Area of New Ft. Union
and Lance Production
EOG Webb Ranch #10-19
460 Mcfe/d Lower Ft. Union
2% WI
Stone-Cabot-Yates
Lower Ft. Union-
Lance tests
Delta
18,000’ Mesaverde
tests – 3 wells
BBC 60% WI- Yates
High Noon Fed #1
Lance test-800 Mcf/d
Scale in Miles
0 6
Linn Draw
Proposed 9000’
Ft. Union test
100% WI

1/15/2006 3:26 AM
Denver, CO
Powder River
Basin
Green
River
Basin
Uinta Basin
Piceance
Basin
Paradox Basin
Williston Basin
DJ Basin
Wind River Basin
San Juan
Basin
Rocky Mountain Basin Centered Gas
Rocky Mountain Basin Centered Gas
Basin Centered Gas
Gas Prone Area
Oil Prone Area
Big Horn
Basin

1/15/2006 3:26 AM
Wyoming
Wyoming
Big Horn Basin -
Big Horn Basin -
Basin Centered Gas Project
Basin Centered Gas Project
•
BBC - Operator
•
Large Undrilled Region
•
Prolific Hydrocarbon System
•
Multiple “Giant” Fields
•
192,925 Gross, 138,553 Net Acres
(12-31-05)
•
100% WI; 84% Avg. NRI
•
Potential Pay Zones:  Lance 8,000’-
14,500’, Meeteetse 9,500’-16,000’,
Mesaverde 10,000’-17,500’
•
Unconventional Basin Centered
Tight Gas Sandstone and Conventional
Structural Type Traps
•
Multiple Tcfe Unrisked Target Size
•
One Exploratory Test in Q3 ‘06
WYOMING
Big Horn
Basin
BBC Acreage
Gas Field
Oil Field
Outcrop
Structural Axes
SCALE
1 Township
= 36 sq mi
Area of
Basin Centered
Gas Play
Planned
3-D seismic
2006

1/15/2006 3:26 AM
Rocky Mountain Overthrust Projects
Rocky Mountain Overthrust Projects
Gas Prone Area
Oil Prone Area
Wolverine Discovery
Covenant Field
Denver, CO
Powder
River
Basin
Green
River
Basin
Uinta
Basin
Piceance
Basin
Paradox
Basin
Williston Basin
DJ Basin
Wind River
Basin
San Juan
Basin
Big Horn
Basin
Hingeline
7,837 Net
Undeveloped Acres
Circus
159,127 Net
Undeveloped Acres
Canadian Overthrust
EUR: 20+ Tcfe
Wyoming
Overthrust
EUR: 10+ Tcfe

1/15/2006 3:27 AM
82 sq. mi.
3-D in
progress
Circus Prospect
Circus Prospect
Montana
Montana
•
BBC – Operator
•
197,648 Gross, 159,127 Net
Undeveloped Acres (12-31-05)
•
100% WI; 82% NRI
•
Two Exploratory Tests in 2006
•
Leading Edge of Montana Thrust Belt
•
Numerous Large Anticlinal Features
and Faults
•
82 sq. mi. 3-D in Progress
(65 sq. mi. in Processing)
•
Potential Pay Zones:
Cretaceous 2,200’-7,000’,
Mississippian 8,000’-11,000’
Devonian 9,000’-11,500’
•
Many Oil and Gas Shows in Existing
Wells
•
Multiple Tcfe Unrisked Target Size
MT
Mapped Area
BBC Acreage
Dry with Oil and Gas Shows
Thrust Fault
Structural Axes
Scale in Miles
0 6

1/15/2006 3:24 AM
•
BBC - Operator
•
92,626 Gross, 55,779 Net
Undeveloped Acres (12-31-05)
•
$22 MM 2005 Capex
(220 Big George wells)
•
21 MMcfe/d Net Production,
December 2005
•
25 Bcfe YE ‘05 Proved Reserves
•
Four Active Rigs
MT
WY
Powder
River
Basin
BBC Acreage
Gas Producing Area
Cat
Creek
Cat
Creek
Amos
Draw
Amos
Draw
Deadhorse
Deadhorse
Willow Creek
Willow Creek
Porcupine
Porcupine
Palmtree
Palmtree
BIG
BIG
GEORGE
GEORGE
PLAY
PLAY
Gillette, WY
SCALE
1 Township
= 36 sq mi
Tuit
Tuit
WYODAK
WYODAK
PLAY
PLAY
Powder River Basin -
Powder River Basin -
Coal Bed Methane
Coal Bed Methane
Wyoming
Wyoming

1/15/2006 4:15 AM
Target/Red Bank/Red Bank Extension
Target/Red Bank/Red Bank Extension
Williston Basin, Montana & North Dakota
Williston Basin, Montana & North Dakota
Target
85 -100% WI
Red Bank Extension
Project WI 60% Project WI 60%
Red Bank
90 -100% WI
90 -100% WI
- 100% WI
100% WI
#11-33H Picard
IP: 225 Bopd
•
Horizontal Technology Play
•
Potential Pay Zones: Madison 9,000’, Bakken 10,600’
•
20 MMBoe Net Unrisked Target Size
#14-16H State
IP: 300 Bopd
#24-24H Tininenko
IP: 70 Bopd
#31-16H State
IP: 70 Bopd
•
88,237 Gross, 51,722 Net Acres (12-31-05)
•
$19 MM 2006 Capex (9 Wells)
#24-28H Picard
IP: 75 Bopd
Sigma Lee
#14-23
19,500’ MD Bakken test
BBC 6.25% WI
Pump testing after frac
SD
MT
Williston
Basin
Mapped
Area
ND
#31-32H Picard
IP: 275 Bopd
BBC Acreage
Oil Well
BBC Operated Well
BBC 2006 Dev. Location
Horizontal Well
Exploratory Well
Scale: 640 ac
= 1 Mile
(with 40 ac grid)

1/15/2006 3:24 AM
50% WI,
86% NRI
35 potential
locations
#11-27H McCrae
7,400’ true vertical depth
4,400’ lateral
Waiting on completion
50% WI
Richland County
Bakken Pool
Redwater Bakken Play
Redwater Bakken Play
Williston Basin, Montana
Williston Basin, Montana
Scale: 640 ac = 1 Mile
(with 40 ac grid)
BBC Acreage
Oil Well
Horizontal Well
SOUTH
DAKOTA
MONTANA
Williston
Basin
Mapped
Area
NORTH
DAKOTA
•
Potential Pay Zones: Bakken Dolomite 7,400’,
Judith River Sand 950’
•
4.3 MMBoe Net Unrisked Target Size
•
Stratigraphic Type Trap
•
BBC - Operator
•
24,520 Gross, 11,468 Net Acres
(12-31-05)
•
Horizontal Technology Play
Sleeping Giant
Field

1/15/2006 4:16 AM
Grand River
Grand River
Williston Basin, North & South Dakota
Williston Basin, North & South Dakota
Scale: 640 ac = 1 Mile
(with 40 ac grid)
•
BBC – Operator
•
26,304 Gross, 11,805 Net Acres (12-31-05)
•
60% WI; 84% NRI
60% WI 60% WI
(84% NRI) (84% NRI)
#14-32H Nygaard,
60% WI
9,200’ true vertical depth
5,000’ lateral
Pump testing
N O R T H    D A K O T A
S O U T H    D A K O T A
Horizontal
Red River “B”
producer
High potential
Red River “B” zone
Horizontal Exploration
Trend
SOUTH
DAKOTA
MONTANA
Williston
Basin
Mapped
Area
NORTH
DAKOTA
•
$1 MM 2006 Capex (1 Well)
•
10 MMBoe Net Unrisked Target Size
BBC Acreage
Oil Well
Luff operated Red River B Well
Horizontal Well
Exploratory Well

1/15/2006 3:24 AM
Production
Production
Q4 2005 Production
Q4 2005 Production
(MMcfe/d) (MMcfe/d)
Williston
Williston
7
7
Piceance
Piceance
22
22
Powder
Powder
River
River
22
22
Uinta
Uinta
33
33
Wind River
Wind River
50
50
Production
Production
(MMcfe/d) (MMcfe/d)
Q4 Q4
2005 2005
24 24
69 69
134 134
Q4 Q4
2004 2004
Q4 Q4
2002 2002
Q4 Q4
2003 2003
Q1 Q1
2002 2002
24 24
89 89
Record of Growth
Record of Growth

1/15/2006 4:18 AM
Investment In Our Asset Base
Investment In Our Asset Base
2002 2003 2004 2005E 2006E
Capital Expenditures
Capital Expenditures
(millions) (millions)
$135 $135
$31 $31
$45 $45
$152 $152
$138 $138
$209 $209
$310-
$320
Acquisitions Acquisitions
Base Capex Base Capex
2006 Capex
2006 Capex
$350 million
$350 million
Piceance Piceance
36% 36%
Uinta Uinta
29% 29%
Wind Wind
River River
14% 14%
Other Other
21% 21%
Record of Growth
Record of Growth
Discretionary Cash Flow
Discretionary Cash Flow
(millions) (millions)
Q2 Q2
2002 2002
Q4 Q4
2002 2002
Q4 Q4
2004 2004
Q3 Q3
2005 2005
$3 $3
$3 $3
$28 $28
$48 $48
Q4 Q4
2003 2003
$15 $15
Exploration Exploration
19% 19%
Development Development
67% 67%
Other 2% Other 2%
Facilities Facilities
4% 4%
Acreage 5% Acreage 5%
G&G 3% G&G 3%
$350

1/15/2006 3:34 AM
Mar Mar
2002 2002
Dec Dec
2002 2002
Dec Dec
2003 2003
Dec Dec
2004 2004
Dec Dec
2005 2005
1,205 1,205
959 959
667 667
160 160
46 46
Net Undeveloped Acres
Net Undeveloped Acres
(thousands) (thousands)
Record Of Growth
Record Of Growth
Investment In Our Asset Base
Investment In Our Asset Base
Mar Mar
2002 2002
Dec Dec
2002 2002
Dec Dec
2003 2003
Dec Dec
2004 2004
292 292
130 130
58 58
204 204
Net Proved Reserves
Net Proved Reserves
(Bcfe) (Bcfe)
341 341
Dec Dec
2005 2005

Peter’s Point #6-7, West Tavaputs, Uinta Basin, Utah

34 1/15/2006 3:35 AM January 2006 January 2006 Appendix Appendix

1/15/2006 3:35 AM
Rocky Mountain Pipelines
Rocky Mountain Pipelines
COLORADO INTERSTATE GAS
OVERTHRUST
SOUTHERN STAR
KMI
KERN RIVER
NORTHWEST PIPELINE
TRANS COLORADO
LOST CREEK
CHEYENNE PLAINS
EXISTING PIPELINES
WYOMING INTERSTATE COMPANY (WIC)
TRAILBLAZER
WILLISTON BASIN INTERSTATE
FORT UNION
THUNDER CREEK
QUESTAR
PENDING/PROPOSED EXPANSIONS
WBI GRASSLANDS
BISON
NOTE: line thickness does not depict pipeline capacity, it is only graphic representation to show approximate pipeline location
OKLAHOMA
ARIZONA
NEW MEXICO
POWDER
RIVER
POWDER
RIVER
GREEN
RIVER
GREEN
RIVER
Opal
Cheyenne
KANSAS
SOUTH  DAKOTA
NEBRASKA
MONTANA
IDAHO
COLORADO
UTAH
WYOMING
WIND
RIVER
WIND
RIVER
WIC
ENTEGRA
KM – SEMPRA ROCKIES EXPRESS
EL PASO – CONTINENTAL CONNECTOR
DJ/EASTERN CO
DJ/EASTERN CO
BIG
HORN
BIG
HORN
Sempra Rockies Express

1/15/2006 4:28 AM
•
•
World Class Structure World Class Structure
•
•
Multiple Pay Horizons Multiple Pay Horizons
•
•
Multiple Drilling Inventories in Each Field Multiple Drilling Inventories in Each Field
East -
East -
West Seismic Profile
West Seismic Profile
Waltman Arch
Waltman Arch
West
West
East
East
15,000’
Mesaverde
Mesaverde
6000’ uplift
Lance
Lance
Cody
Cody
Frontier
Frontier
Muddy
Muddy
Tensleep
Tensleep
Basement Basement
Fort Union
Fort Union
Meeteetse
Meeteetse
Raderville
Raderville
Madison Madison
15+ miles 15+ miles

1/15/2006 3:47 AM
Williston Basin
Williston Basin
Horizontal Technology Play
Horizontal Technology Play
•
Predominantly Fee Lands
•
Oil Component
•
$29 MM 2006 Capex
(14+ wells)
•
6 MMcfe/d Net Production,
December ‘05
•
126,001 Net Undeveloped Acres
(12-31-05)
•
32 Bcfe YE ’05 Proved Reserves
BBC Acreage
Oil Field
Gas Field
SOUTH
DAKOTA
MONTANA
Williston
Basin
Mapped
Area
NORTH
DAKOTA
Grand River
Red River “B” Play
Grand River
Red River “B” Play
Scale in Miles
0 30
Cedar Hills
Field
Indian Hills
Madison Play
Target-Red Bank
Madison Play
Red Bank Extension
Madison Play
Lyco Sale
$421 MM
Lyco Sale
$421 MM
Red Water
Bakken Play
Mondak
Bakken Play
Hebron
Bakken Play

1/15/2006 3:47 AM
Target
85 -100% WI
Central Williston
Central Williston
Williston Basin, Montana & North Dakota
Williston Basin, Montana & North Dakota
Madison and Bakken Trends
Red Bank
90 -100% WI
SCALE
1 Township
= 36 sq mi
Red Bank
Extension
60% WI
Harding
Madison
Nameless
Madison Madison
Indian
Hills
Madison
35-75% WI
Target/Red Bank/Red
Bank Extension
Multi-Pay Potential
Mondak
Bakken Bakken
22-100% WI
22 -100% WI
- 100% WI
100% WI
Red Water
Bakken
50% WI
Hebron
50 -100% WI
•
89,929 Net Undeveloped Acres (12-31-05)
BBC Acreage
Oil Well
Completed 2005 well
2005 Dev. Location
Exploratory Location

1/15/2006 3:47 AM
Indian Hills
Indian Hills
Williston Basin, North Dakota
Williston Basin, North Dakota
Scale: 640 ac = 1 Mile
(with 40 ac grid)
35 -
35 -
75% WI
75% WI
Horizontal
Madison
Potential
Foreman Butte
Indian Hills
BBC Acreage
Oil Well
BBC Operated Well
2005 Dev. Location
Horizontal Well
#44-11H
Schmitz
42% WI
•
13,424 Gross, 9,735 Net Acres
(12-31-05)
•
$2 MM 2005 Capex (1 well)
•
Potential Pay Zones: Madison and Ratcliffe Vertical Depth 9,100’-9,300’
•
2.5 MMBoe Unrisked Target Size
SOUTH
DAKOTA
MONTANA
Williston
Basin
Mapped
Area
NORTH
DAKOTA

1/15/2006 3:47 AM
Mondak Bakken Play
Mondak Bakken Play
Williston Basin, Montana & North Dakota
Williston Basin, Montana & North Dakota
Nance Bakken
Discovery
250 Bopd
6 locations
22% WI
9 locations
100% WI
$825/ac.
$825/ac.
$910/ac.
$910/ac.
$710/ac.
$710/ac.
$580/ac.
$580/ac.
$750/ac.
$750/ac.
Burlington
locations
$1,792/ac.
$1,792/ac.
$310/ac.
$310/ac.
Scale: 640 ac = 1 Mile
(with 40 ac grid)
BBC Acreage
Recent BLM Sale
Oil Well
Horizontal Well
SOUTH
DAKOTA
MONTANA
Williston
Basin
Mapped
Area
NORTH
DAKOTA
McKenzie
Fed #14-31H
22% WI
Drilling (Non-operated)
•
9,943 gross, 6,486 net acres
(12-31-05)
•
$9 MM 2005 Capex (5 wells)
•
Potential Pay Zones: Bakken 10,300’ Vertical Depth, 4,700’ Lateral
•
2.25 MMBoe Unrisked Target Size